Sterling Capital Special Opportunities Fund

Schedule of Portfolio Investments

December 31, 2019 (Unaudited)

Shares		Fair Value
COMMON STOCKS — 98.4%
	Air Freight & Logistics — 3.0%
217,600	FedEx Corp.	$32,903,296
	Airlines — 3.5%
572,900	Alaska Air Group, Inc.	38,813,975
	Auto Components — 3.6%
416,200	Aptiv PLC	39,526,514
	Biotechnology — 2.0%
332,900	Gilead Sciences, Inc.	21,631,842
	Capital Markets — 2.0%
450,000	Charles Schwab Corp. (The)	21,402,000
	Chemicals — 0.9%
140,500	Albemarle Corp.	10,262,120
	Communications Equipment — 5.4%
1,244,000	Cisco Systems, Inc.	59,662,240
	Consumer Finance — 4.5%
475,700	Capital One Financial Corp.	48,954,287
	Entertainment — 3.5%
651,000	Activision Blizzard, Inc.	38,682,420
	Equity Real Estate Investment Trusts (REITS) — 1.0%
124,000	Ryman Hospitality Properties, Inc.	10,745,840
	Health Care Equipment & Supplies — 7.2%
276,500	Danaher Corp.	42,437,220
705,000	Hologic, Inc.(a)	36,808,050
		79,245,270
	Health Care Providers & Services — 7.5%
313,582	HCA Healthcare, Inc.	46,350,556
124,500	UnitedHealth Group, Inc.	36,600,510
		82,951,066
	Health Care Technology — 3.0%
454,000	Cerner Corp.	33,319,060
	Hotels, Restaurants & Leisure — 5.0%
937,000	Norwegian Cruise Line Holdings, Ltd.(a)	54,730,170
	Household Durables — 3.1%
604,000	Lennar Corp., Class A	33,697,160
	Interactive Media & Services — 6.6%
54,600	Alphabet, Inc., Class C(a)	73,001,292
	IT Services — 3.7%
468,000	Akamai Technologies, Inc.(a)	40,425,840

Shares		Fair Value
COMMON STOCKS — (continued)
	Media — 10.5%
1,320,000	Comcast Corp., Class A	$59,360,400
1,359,500	Discovery, Inc., Class C(a)	41,451,155
351,000	ViacomCBS, Inc., Class B	14,731,470
		115,543,025
	Pharmaceuticals — 4.0%
681,000	Bristol-Myers Squibb Co.	43,713,390
	Professional Services — 3.2%
238,000	Verisk Analytics, Inc.	35,542,920
	Real Estate Management & Development — 3.4%
615,500	CBRE Group, Inc., Class A(a)	37,723,995
	Semiconductors & Semiconductor Equipment — 4.2%
366,400	NXP Semiconductors NV	46,628,064
	Software — 7.6%
337,000	CDK Global, Inc.	18,427,160
205,500	Check Point Software Technologies, Ltd.(a)	22,802,280
119,500	Intuit, Inc.	31,300,635
150,300	PTC, Inc.(a)	11,255,967
		83,786,042
	Total Common Stocks
	(Cost $638,101,889)	1,082,891,828

MONEY MARKET FUND — 1.5%
16,806,387	Federated Treasury Obligations Fund, Institutional Shares, 1.51%(b)	16,806,387
	Total Money Market Fund
	(Cost $16,806,387)	16,806,387

Total Investments — 99.9%
(Cost $654,908,276)		1,099,698,215
Net Other Assets (Liabilities) — 0.1%		853,776
NET ASSETS — 100.0%		$1,100,551,991

(a)	Represents non-income producing security.

(b)	Represents the current yield as of report date.

See accompanying Notes to the Schedule of Portfolio Investments.

Sterling Capital Funds

Notes to Schedule of Portfolio Investments - Sterling Capital Special Opportunities Fund

December 31, 2019 (Unaudited)

1.	Organization:

Sterling Capital Funds (the “Trust”) commenced operations on October 5, 1992 and is registered under the Investment Company Act of 1940, as amended (“the 1940 Act”), as an open-end investment company established as a Massachusetts business trust.

The Trust offers shares of Sterling Capital Special Opportunities Fund (referred to as a “Fund”).

The Fund is a “diversified” fund as defined in the 1940 Act.

2.	Significant Accounting Policies:

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services-Investment Companies. The following is a summary of significant accounting policies followed by the Fund. The policies are in conformity with United States generally accepted accounting principles (“U.S. GAAP”). The preparation of this schedule requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the schedule and the reported amounts of income and expenses for the reporting period. Actual results could differ from those estimates.

Securities Valuation — Investments of the Fund in securities traded on a national securities exchange or in the over-the-counter market are valued at the closing price on the principal exchange or market (including the NASDAQ Closing Price for securities traded on NASDAQ), typically 4:00 PM ET or, absent such a price, by reference to the latest available bid prices in the principal market in which such securities are normally traded. The Fund may also use an independent pricing service approved by the Board of Trustees (the “Board”) to value certain securities, including the use of electronic and matrix techniques. Investments in open-end investment companies are valued at their respective net asset values as reported by such companies. Investments in closed-end investment companies and exchange-traded funds are valued at their market values based upon the latest available sale price or, absent such a price, by reference to the latest available bid prices in the principal market in which such securities are normally traded. The differences between cost and fair value of investments are reflected as either unrealized appreciation or depreciation. Securities for which market quotations are not readily available or deemed unreliable (e.g., an approved pricing service does not provide a price, a furnished price is in error, certain stale prices, or an event occurs that materially affects the furnished price) will be fair valued in accordance with procedures established in good faith under the general supervision of the Board.

Fair Value Measurements — The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described as follows:

● Level 1 – quoted prices in active markets for identical securities

● Level 2 – based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

● Level 3 – based on significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. During the period ended December 31, 2019, there were no significant changes to the valuation policies and procedures.

The summary of inputs used to determine the fair value of the Fund’s investments as of December 31, 2019 is as follows:

	Level 1– Quoted Prices		Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Total
Assets:
Investments in Securities
Sterling Capital Special Opportunities Fund	$1,099,698,215	(a)	$—	$—	$1,099,698,215

(a)	Represents money market funds and/or certain preferred stocks.

Sterling Capital Funds

Notes to Schedule of Portfolio Investments - Sterling Capital Special Opportunities Fund — (continued)

December 31, 2019 (Unaudited)

Cash and Cash Equivalents — The Fund considers liquid assets deposited with a bank, and certain short term debt instruments with original maturities of three months or less to be cash equivalents. These investments represent amounts held with financial institutions that are readily accessible to pay Fund expenses or investments. The Fund may invest its excess cash in the Federated Treasury Obligations Fund or a similar money market fund or other short-term investment.

Mortgage Dollar Rolls — The Fund may sell mortgage-backed securities for delivery in the current month and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date at an agreed-upon price. The market value of the securities that a Fund is required to purchase may decline below the agreed upon repurchase price of those securities. Pools of mortgages collateralizing those securities may have different prepayment histories than those sold. During the period between the sale and repurchase, a Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in additional instruments for a Fund, and the income from these investments will generate income for a Fund. If such income does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of a Fund compared with what the performance would have been without the use of dollar rolls. The Fund accounts for mortgage dollar roll transactions as purchases and sales. The Fund did not hold any mortgage dollar rolls during the period.

Options Contracts — The Fund writes (sells) “covered” call options on securities and purchase options on securities to close out options previously written by them.

In writing an option, a Fund contracts with a specified counterparty to purchase (put option written) or sell (call option written) a specified quantity (notional amount) of an underlying asset at a specified price during a specified period upon demand of the counterparty. The risk associated with writing an option is that the Fund bears the market risk of an unfavorable change in the price of an underlying asset and are required to buy or sell an underlying asset under the contractual terms of the option at a price different from the current value. The Fund executes transactions in both listed and over-the-counter options. When purchasing over-the-counter options, a Fund bears the risk of economic loss from counterparty default, equal to the market value of the option. Listed options involve minimal counterparty risk since the listed options are guaranteed against default by the exchange on which they trade. Transactions in over-the-counter options expose the Funds to the risk of default by the counterparty to the transaction. In the event of default by the counterparty to the over-the-counter transaction, the Fund’s maximum amount of loss is the premium paid (as the purchaser) or the unrealized depreciation of the contract (as the writer).

The Fund invested in written options to economically hedge the downside exposure by collecting a premium when sold against the equity holding.

Risks Associated with Foreign Securities and Currencies — Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those countries. Certain foreign investments may also be subject to foreign withholding taxes.

When-Issued and Forward Commitments — The Fund may purchase securities on a “when-issued” basis. The Fund may also purchase or sell securities on a forward commitment basis. The Fund records when-issued securities on the trade date and pledge assets with a value at least equal to the purchase commitment for payment of the securities purchased. The value of the securities underlying when-issued or forward commitments to purchase securities, and any subsequent fluctuation in their value, is taken into account when determining the net asset value of the Fund commencing with the date the Fund agrees to purchase the securities. The Fund does not accrue interest or dividends on “when-issued” securities until the underlying securities are received.

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